Condensed Consolidated Statements of Comprehensive Loss - USD ($) $ in Thousands	9 Months Ended
	Sep. 30, 2019	Sep. 30, 2018
Condensed Consolidated Statements of Comprehensive Loss
Net loss	$ (74,691)	$ (55,538)
Other comprehensive loss
Foreign currency translation loss	(6,093)	(7,004)
Total comprehensive loss	(80,784)	(62,542)
Less: Comprehensive income attributable to non-controlling interests	(1,010)	(1,777)
Total comprehensive loss attributable to the Company	$ (81,794)	$ (64,319)